UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

JPMorgan Trust I

JPMorgan Trust II

J.P. Morgan Mutual Fund Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EQ Fund Solutions
	BASED ON PRELIMINARY PROXY STATEMENT	MUTUAL FUND
PROXY FACT SHEET FOR:
JPMORGAN FUNDS

SPECIAL JOINT MEETING IMPORTANT DATES		SPECIAL JOINT MEETING LOCATION
Record Date	JULY 31, 2024	277 PARK AENUE 17TH FLOOR NEW YORK, NEW YORK 10172
Mail Date	ON OR ABOUT AUGUST 23, 2024
Meeting Date	OCTOBER 2, 2024 @ 11:00 AM (EASTERN TIME)
ADDITIONAL INFORMATION		CONTACT INFORMATION
Tickers	SEE PAGE 6	Inbound Line	1-888-628-1041
CUSIPs	SEE PAGE 6	Website	https://am.jpmorgan.com/

What are Shareholders being asked to vote on?

1.	To change each Fund from a diversified company to a non-diversified company by eliminating the related fundamental investment policy.

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

JPMorgan Trust I

JPMorgan U.S. GARP Equity Fund

(GARP – Growth at a reasonable price)

JPMorgan Trust II

JPMorgan Large Cap Growth Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

(each, a “Trust” and together, the “Trusts”)

(each, a “Fund” and together, the “Funds”)

PROPOSAL 1: To change each Fund from a diversified company to a non-diversified company by eliminating the related fundamental investment policy (the “Proposal”).

What are shareholders being asked to approve?

Shareholders of each Fund are being asked to vote on the Proposal to change the Fund from a “diversified company” to a “non-diversified company” by eliminating the related fundamental investment policy. Because the investment policy is “fundamental,” shareholder approval is required to eliminate it.

FOR THE WORDING OF EACH FUND’S RELATED FUNDAMENTAL INVESTMENT POLICY, SEE PAGE 4 OF FACT SHEET

For Internal Distribution Only	Page 1

What is the difference between diversified companies and non-diversified companies?

Under the Investment Company Act of 1940, as amended (“1940 Act”), a “diversified company” must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the company’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of a fund’s assets.

In contrast, the 1940 Act defines a “non-diversified company” as a fund other than a diversified company, and places no single-issuer limits on the fund due to that classification.

Why are shareholders being asked to approve the Proposal?

Each Fund is currently classified as a diversified company and has a related fundamental investment policy on diversification. As a result, each Fund is limited in its ownership of securities of single issuers.

•

The diversification status of each Fund limits its ability to invest above 5% in certain issuers and forces each Fund’s portfolio to be underweight at least some of the top holdings in its benchmark, even if the Fund’s portfolio management team finds them to be attractive investment opportunities.

•

This limitation can ultimately inhibit the opportunity for the Fund to implement its principal investment strategy and can hinder its ability to outperform its benchmark or non-diversified peer funds with otherwise similar investment strategies, on a risk-return basis.

•

Shareholder approval of the Proposal would allow each Fund to operate as a non-diversified company, which would provide each Fund’s portfolio management team with additional investment flexibility and the potential to enhance the Fund’s performance.

•

The Funds’ benchmark indices are not limited by the 1940 Act diversification requirement. Over the past several years, certain stocks of technology-related issuers contained in the Funds’ benchmark indices have experienced significant increases in their market capitalizations. As a result, these indices have become much more concentrated at the individual stock level. This level of index concentration coupled with the limitations placed on a diversified company can, at times, constrain a Fund’s ability to fully achieve target exposures to individual securities.

How would approval of the Proposal impact the day-to-day management of the Fund?

While approval of the Proposal would provide each Fund’s portfolio management team with greater long-term flexibility in executing its investment strategy by allowing increased exposures to certain holdings, it is not otherwise expected to affect the way the Funds are currently managed.

•

The investment objective and investment strategies for each Fund will not change due to approval of the Proposal and the portfolio management teams currently intend to manage each Fund using the substantially similar risk and volatility guidelines it has used managing such Fund while they have been classified as diversified.

•	In addition, while each Fund’s fundamental investment policy on diversification would be eliminated, all other fundamental investment policies will remain unchanged.

SEE ADDITIONAL DETAILS ON EACH FUND’S CURRENT INVESTMENT LIMITATIONS ON PAGE 4 OF FACT SHEET

For Internal Distribution Only	Page 2

Will the risk profile of each Fund change if it is reclassified as non-diversified?

Investing a larger percentage of a Fund’s assets in any one issuer could increase the Fund’s risk of loss and make its share price more volatile because the value of its shares would be more susceptible to adverse events affecting that issuer.

If the Adviser takes a larger position in an issuer that subsequently has an adverse return, a Fund may have a greater loss than it would have had if the Adviser had diversified the Fund’s investments consistent with Section 5(b)(1) of the 1940 Act.

What is Section 5(b)(1) of the 1940 Act?

Section 5(b)(1) of the 1940 Act, a federal statute regulating the operations of mutual funds, requires funds to be classified as either a “diversified company” or “non-diversified company” and such classification is considered a fundamental investment policy, meaning that it cannot be changed or eliminated without shareholder approval.

While the change to a non-diversified company classification may allow for the potential for greater risk taking by a Fund, the portfolio management team currently intends to manage the Fund’s using the substantially similar risk and volatility guidelines it has used managing the Fund while it has been classified as a diversified company.

If approved, will the change to non-diversified result in tax consequences to each Fund?

The 1940 Act diversification requirements are separate and apart from the diversification requirements that each Fund complies with in order to qualify for special tax treatment as set forth in Subchapter M of the Internal Revenue Code.

This Proposal does not in any way affect a Fund’s intent to comply with the diversification requirements of Subchapter M. As a non-diversified company, the percentage of a Fund’s assets invested in any single issuer would not be limited by the 1940 Act, but would remain subject to Subchapter M’s broader diversification requirements.

What if shareholders do not approve the Proposal?

If shareholders do not approve this Proposal for a Fund, it will remain a diversified company and retain its current fundamental investment policy on diversification.

Who is paying for the costs related to the Special Joint Meeting?

The aggregate costs of the Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board will be borne by the Funds.

Each Fund is subject to contractual expense limitations, as a result the proxy expenses will be borne by J.P. Morgan Investment Management Inc. (the “Adviser”) for any Fund with operating expenses (including proxy expenses) above its expense limitation. As of the date of the proxy statement, each Fund’s gross operating expenses exceeded its expense limitation.

For Internal Distribution Only	Page 3

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL

THE WORDING OF EACH FUND’S RELATED FUNDAMENTAL INVESTMENT POLICY

What is each Fund’s fundamental policy proposed to be eliminated?

Name of Fund	Related Fundament Investment Policy
JPMorgan U.S. GARP Equity Fund	The Fund may not make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act.
JPMorgan Large Cap Growth Fund

The Fund may not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

JPMorgan Growth Advantage Fund	The Fund intends to meet the diversification requirement of the 1940 Act.

ADDITIONAL DETAILS ON EACH FUND’S CURRENT INVESTMENT LIMITATIONS

How will approval of the Proposal allow each Fund more investment flexibility?

THE DIVERSIFICATION STATUS OF EACH FUND LIMITS ITS ABILITY TO INVEST ABOVE 5% IN CERTAIN ISSUERS

Although each Fund is an actively managed fund, and not an index fund, it is expected that each Fund will invest in the top holdings of the Fund’s benchmark index. The Fund’s portfolio management team may underweight or overweight such holdings relative to the index based on its evaluation of those companies.

The diversification status of each Fund limits its ability to invest above 5% in certain issuers and forces each Fund’s portfolio to be underweight at least some of the top holdings in its benchmark index, even if the Fund’s portfolio management team finds them to be attractive investment opportunities. As a result, a Fund’s portfolio management team may be prohibited from being equal to or overweight relative to the Fund’s benchmark index in these top holdings.

The benchmark index for each Fund is as follows:

Name of Fund	Benchmark
JPMorgan U.S. GARP Equity Fund	Russell 1000 Growth Index
JPMorgan Large Cap Growth Fund	Russell 1000 Growth Index
JPMorgan Growth Advantage Fund	Russell 3000 Growth Index

For Internal Distribution Only	Page 4

THE DIVERSIFICATION STATUS FORCES EACH FUND’S PORTFOLIO TO BE UNDERWEIGHT AT LEAST SOME OF THE TOP HOLDINGS IN ITS BENCHMARK

In contrast to the Funds, the benchmark indices are not limited by the 1940 Act diversification requirement. Over the past several years, certain stocks of technology-related issuers contained in the Russell 1000 Growth Index and/or the Russell 3000 Growth Index have experienced significant increases in their market capitalizations.

As a result, these indices have become much more concentrated at the individual stock level. For example, as of June 30, 2024, 49% of the Russell 1000 Growth Index and 47% of the Russell 3000 Growth Index were represented by five stocks that have a greater than 5% weight. This level of index concentration coupled with the limitations placed on a diversified company can, at times, constrain a Fund’s ability to fully achieve target exposures to individual securities.

In selecting investments for each Fund, the Adviser considers the stocks in each Fund’s benchmark index as potential investments, in accordance with the Fund’s principal investment strategy. Due to the 1940 Act diversification requirement, at various times, the Funds must underweight at least some of these holdings relative to their weights in the respective indices even if the Adviser finds them to be attractive investment opportunities.

The diversification status forces each Fund to be underweight its benchmark’s top holdings, meaning the Adviser cannot choose to equal or overweight positions relative to a Fund’s benchmark even if, in accordance with the Fund’s investment objective and principal investment strategy, the Adviser determines that they represent the best available investment opportunity.

SHAREHOLDER APPROVAL WOULD PROVIDE EACH FUND’S PORTFOLIO MANAGEMENT TEAM WITH ADDITIONAL INVESTMENT FLEXIBILITY AND THE POTENTIAL TO ENHANCE THE FUND’S PERFORMANCE

This limitation can ultimately inhibit the opportunity for the Fund to implement its principal investment strategy and can hinder its ability to outperform its benchmark or non-diversified peer funds with otherwise similar investment strategies, on a risk-return basis.

The Adviser believes reclassifying each Fund as a non-diversified company is in the best interests of each Fund and its shareholders because the non-diversified status will provide the Adviser with additional investment flexibility and the potential to enhance the Fund’s performance.

While approval of the Proposal would provide the Adviser with greater long-term flexibility in executing each Fund’s investment strategy by allowing increased exposures to certain holdings, it is not otherwise expected to affect the way the Funds are currently managed.

The investment objective and investment strategies for each Fund will not change due to approval of the Proposal. In addition, while each Fund’s fundamental investment policy on diversification would be eliminated, all other fundamental investment policies will remain unchanged.

For Internal Distribution Only	Page 5

VOTING METHODS

PHONE:

To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.

INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

The Proxy Statement is available online at: www.vote.proxyonline.com/jpmorgan/docs/2024mtg.pdf

EQ Fund Solutions, LLC is identified in the Proxy Statement as the proxy solicitor for the Funds.

For Internal Distribution Only	Page 6

NAME OF TRUST	FUND NAME	CLASS	TICKER	CUSIP
JPMorgan Trust I	JPMorgan U.S. GARP Equity Fund	A	JIGAX	4812A0227
	JPMorgan U.S. GARP Equity Fund	C	JCICX	4812A0243
	JPMorgan U.S. GARP Equity Fund	I	JPGSX	4812A2207
	JPMorgan U.S. GARP Equity Fund	R2	JIGZX	4812A4310
	JPMorgan U.S. GARP Equity Fund	R5	JGIRX	4812A3759
	JPMorgan U.S. GARP Equity Fund	R6	JGISX	46641U580
JPMorgan Trust II	JPMorgan Large Cap Growth Fund	A	OLGAX	4812C0506
	JPMorgan Large Cap Growth Fund	C	OLGCX	4812C0522
	JPMorgan Large Cap Growth Fund	I	SEEGX	4812C0530
	JPMorgan Large Cap Growth Fund	R2	JLGZX	4812C2544
	JPMorgan Large Cap Growth Fund	R3	JLGPX	4812CA108
	JPMorgan Large Cap Growth Fund	R4	JLGQX	4812CA207
	JPMorgan Large Cap Growth Fund	R5	JLGRX	4812C2379
	JPMorgan Large Cap Growth Fund	R6	JLGMX	48121L841
J.P. Morgan Mutual Fund Investment Trust	JPMorgan Growth Advantage Fund	A	VHIAX	62826M483
	JPMorgan Growth Advantage Fund	C	JGACX	4812A3692
	JPMorgan Growth Advantage Fund	I	JGASX	4812A3718
	JPMorgan Growth Advantage Fund	R2	JGRJX	48123X108
	JPMorgan Growth Advantage Fund	R3	JGTTX	46640W306
	JPMorgan Growth Advantage Fund	R4	JGTUX	46640W405
	JPMorgan Growth Advantage Fund	R5	JGVRX	62826M426
	JPMorgan Growth Advantage Fund	R6	JGVVX	46640W108

For Internal Distribution Only	Page 7

JPMorgan Funds Level I Call Guide (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with JPMorgan Funds. I wanted to confirm that you have received the proxy materials for the Special Joint Meeting of Shareholders scheduled to take place on October 2, 2024.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone.

Your Board of Trustees is recommending a vote “In Favor” of the proposal.

If “No” or negative response:

I would be happy to review the meeting agenda with you and record your vote by phone. However, your Board of Trustees is recommending a vote “In Favor” of the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with JPMorgan Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

 For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

FOR INTERNAL DISTRIBUTION ONLY	Updated 07-19-2024

Thank you. You will receive written confirmation of your vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms.      , your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 07-19-2024

Alternative Outreach Communications (Start of Campaign Call Guide)

Hello.

This call is regarding your investment with JPMorgan Funds.

The Special Joint Meeting of Shareholders is scheduled to take place on October 2, 2024.

We are calling to offer you a quick and convenient way of voting your proxy which will help the Funds achieve its Shareholder Joint Meeting objectives.

To cast your vote with a live representative, please press 1.

(Pause and listen 2 seconds)

This process is simple and will only take a few moments of your time. To cast your vote, please press 1 now.

(Pause and listen 2 seconds)

If you have any questions about the Special Joint Meeting or your vote, please press 2 now or for more information about your investment with JPMorgan Funds, please press 3 now.

(Pause and listen 2 seconds)

[The recording the shareholder will hear if they opt to press 3]

“As of July 31, 2024, you owned one or more investments in JPMorgan Funds. Please hold for a representative who can provide additional information.”

To repeat this message press 9 or for further assistance press 2 now to speak to a representative. To end this call press 5.

(Pause and listen 2 seconds)

If you received this message on your answering machine, you may contact us toll free at 1-888-628-1041 Monday through Friday from 9am to 10pm Eastern Time.

ANSWERING MACHINE Script for AOC

Hello. We are calling on behalf of your investment with JPMorgan Funds. The Special Joint Meeting of Shareholders is scheduled to take place on October 2, 2024 and our records indicate that your vote has not been registered.

To conveniently vote your shares by phone, please contact us at your earliest convenience at 1-888-628-1041 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important and your time is greatly appreciated. Thank you and have a good day.

FOR INTERNAL DISTRIBUTION ONLY	Updated 08-02-24

JPMorgan Funds Any Vote Call Guide (Any Vote)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with JPMorgan Funds.

The reason for my call is to inform you that the Special Joint Meeting of Shareholders is scheduled to take place on October 2, 2024 and currently our records indicate your vote has not been recorded.

The Board is recommending a vote “In Favor” of the proposal, but you may also cast an “Against” or “Abstain” vote.

Would you like to vote “In Favor”, “Against” or “Abstain”?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with JPMorgan Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

 For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms.      , your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 07-19-2024

JPMorgan Funds

Level 1 Answering Machine Message

Hello.

I am calling regarding your investment with JPMorgan Funds.

The Special Joint Meeting of Shareholders is scheduled to take place on October 2, 2024. All shareholders are being asked to consider and vote on an important matter. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-888-628-1041 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

JPMorgan Funds Abstention Call Guide (ABSTAIN FOR QUORUM)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (INVESTOR FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with JPMorgan Funds.

I apologize for any inconvenience; however, since I assume you are not able to attend the Special Joint Meeting of Shareholders scheduled to take place on October 2, 2024, I just wanted to confirm that you would like to vote Abstain?

(Pause For Response)

(Review Voting Options with Investor If Necessary)

If we identify any additional accounts you hold with JPMorgan Funds before the meeting takes place, would you like us to vote those accounts in the same manner as well? (Pause For Response)

*CONFIRMATION: I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms.      , your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 07-19-2024

JPMorgan Funds Abstention Call Guide (ABSTAIN FOR QUORUM)

REBUTTAL:

If you are unsure how to vote, you can simply Abstain which is neither a favorable nor an against vote. Doing so will ensure that your shares are represented at the upcoming Special Joint Meeting which will help avoid further costly adjournments.

Would you like to Abstain?

FOR INTERNAL DISTRIBUTION ONLY	Updated 07-19-2024